Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

GATX CORPORATION AND BROOKFIELD INFRASTRUCTURE COMPLETE ACQUISITION OF WELLS FARGO’S RAIL ASSETS

•	Transaction significantly expands GATX’s scale and further diversifies its North American railcar portfolio

CHICAGO, Jan. 5, 2026 – GATX Corporation (NYSE: GATX) today announced the successful closing of the acquisition of Wells Fargo’s rail operating lease portfolio on January 1, 2026. The acquisition was completed through a joint venture with Brookfield Infrastructure Partners L.P. (“BIP”) (NYSE: BIP; TSX: BIP.UN) and its institutional partners (collectively, “Brookfield Infrastructure”). Wells Fargo’s rail operating lease portfolio comprised approximately 101,000 railcars and the purchase price was approximately $4.2 billion, reflecting the fleet count at closing. GATX anticipates that the transaction will be modestly accretive to earnings per share in the first full year after closing, with more substantial contributions expected in subsequent years.

“This marks an important milestone for GATX,” said Robert C. Lyons, president and chief executive officer of GATX. “With this acquisition, we not only expand our North American platform and enhance our ability to serve customers with a more diversified fleet, but we also maintain the financial flexibility to continue pursuing investment opportunities across our global businesses. I believe the acquisition positions GATX for continued growth and value creation for our shareholders.”

Mr. Lyons added, “I want to thank our partner and employees for their tireless efforts and support throughout the process. We are well positioned to ensure a seamless transition while delivering the high level of service our customers expect.”

Separately, Brookfield Infrastructure completed the acquisition of Wells Fargo’s rail finance lease portfolio, which includes approximately 22,000 railcars and approximately 400 locomotives. GATX will serve as manager of the railcars in the joint venture, as well as the finance lease railcars and locomotives directly owned by Brookfield Infrastructure.

GATX will share additional transaction details and provide 2026 full-year guidance during its 2025 fourth-quarter earnings call. The date of the call will be announced later this month.

Advisors

BofA Securities acted as the sole financial advisor to GATX and Brookfield Infrastructure. Mayer Brown is serving as legal counsel to GATX. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to Brookfield Infrastructure.

Further information on the transaction, originally announced on May 29, 2025, can be found on GATX’s investor relations website at www.gatx.com

FORWARD-LOOKING STATEMENTS

Statements contained in this press release that are not based on historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that are difficult to predict and could cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Forward-looking statements include, but are not limited to, statements regarding our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects, or future events. In some cases, forward-looking statements can be identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “continue,” “likely,” “will,” “would,” and similar expressions.

Forward-looking statements are based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Actual results may differ materially from those anticipated in these statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

A variety of factors could cause actual results to differ materially from current expectations expressed in forward-looking statements, including, but not limited to, those discussed under “Risk Factors” and elsewhere in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024. These factors include, among others: a significant decline in customer demand for our transportation assets or services (including as a result of prolonged inflation or deflation, high interest rates, weak macroeconomic conditions and the impact of global trade disruptions, weak market conditions in our customers’ businesses, adverse changes in the price of or demand for commodities, changes in railroad operations, efficiency, pricing and service offerings, labor strikes or shortages, changes in or disruptions to supply chains, availability of alternative modes of transportation, changes affecting the aviation industry, customers’ decisions to purchase rather than lease transportation assets, or other operational or commercial decisions by our customers); inability to maintain our transportation assets on lease at satisfactory rates and terms due to reduced demand, oversupply, or other market changes; competitive factors in our primary markets, including competitors with greater financial resources, higher credit ratings, or lower costs of capital; higher costs associated with increased assignments of transportation assets following non-renewal of leases, customer defaults, or maintenance programs; events adversely impacting assets, customers, or regions where we have concentrated investment exposure; financial and operational risks associated with long-term purchase commitments for transportation assets; reduced opportunities to generate asset remarketing income; inability to successfully complete and manage ongoing acquisition and divestiture activities; reliance on key suppliers or partners, such as Rolls-Royce in our aircraft spare engine leasing business, and risks associated with their performance; potential obsolescence of our assets; risks related to international operations and expansion, including changes in laws, regulations, tariffs, taxes, treaties, or trade barriers; failure to successfully negotiate collective bargaining agreements with unions representing our employees; inability to attract, retain, and motivate qualified personnel, including key management; inability to maintain and secure our information technology infrastructure from cybersecurity threats and related disruptions; exposure to damages, fines, penalties, and reputational harm from litigation, including claims arising from accidents involving transportation assets; changes in, or failure to comply with, laws, rules, and regulations; environmental liabilities and remediation costs; operational, functional, and regulatory risks associated with climate matters, severe weather events, and natural disasters; U.S. and global political conditions, including increased geopolitical tensions and wars, and their impact on economic conditions and supply chains; fluctuations in foreign exchange rates; deterioration of capital market conditions, reductions in our credit ratings, or increases in financing costs; inability to obtain cost-effective insurance; changes in assumptions, increased funding requirements, or investment losses in our pension and post-retirement plans; inadequate allowances for credit losses in our portfolio; asset impairment charges; inability to maintain effective internal control over financial reporting and disclosure controls and procedures; and the occurrence of a widespread health crisis and the impact of related measures.

These and other risks and uncertainties could cause actual results to differ materially from those projected or implied in forward-looking statements. For a more complete discussion of these and other risks, please refer to our filings with the U.S. Securities and Exchange Commission.

COMPANY DESCRIPTION

At GATX Corporation (NYSE: GATX), we empower our customers to propel the world forward. GATX leases transportation assets including railcars, aircraft spare engines and tank containers to customers worldwide. Our mission is to provide innovative, unparalleled service that enables our customers to transport what matters safely and sustainably while championing the well-being of our employees and communities. Headquartered in Chicago, Illinois since its founding in 1898, GATX has paid a quarterly dividend, uninterrupted, since 1919.

AVAILABILITY OF INFORMATION ON GATX’S WEBSITE

Investors and others should note that GATX routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the GATX Investor Relations website. While not all of the information that the Company posts to the GATX Investor Relations website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in GATX to review the information that it shares on www.gatx.com under the “Investors” tab.

FOR FURTHER INFORMATION CONTACT:

GATX Corporation

Shari Hellerman

Senior Director

Investor Relations and Corporate Communications

312-621-4285

shari.hellerman@gatx.com

(01/05/2026)